                                                                     Exhibit 3.7



                  JOINT PLAN OF MERGER AND AGREEMENT OF MERGER

                                     BETWEEN

                          U.S. AUTO GLASS CENTERS, INC.

                                       AND

                            ACME GLASS, INCORPORATED

                                      WITH

                          U.S. AUTO GLASS CENTERS, INC.

                              SURVIVING CORPORATION

         WHEREAS, U.S. AUTO GLASS CENTERS, INC., hereinafter called U.S. Auto or the Surviving Corporation, is an Illinois corporation with principal place of business at Chicago, Illinois; and

         WHEREAS, the aggregate number of shares that U.S. AUTO is authorized to issue is 1,000 common shares at a par value of $100.00 each, of which 250 shares are outstanding; and

         WHEREAS, ACME GLASS, INCORPORATED, hereinafter called ACME is a Michigan corporation with its principal place of business at Jackson, Michigan; and

         WHEREAS, the aggregate number of shares that ACME is authorized to issue is 500 common shares at a par value of $10.00 each, 400 of which shares are outstanding and are owned legally and beneficially by U.S. AUTO; and

         WHEREAS, it is desirable for the benefit of both parties and their shareholders that the properties, businesses, assets and liabilities of both parties be combined into one surviving corporation which shall be U.S. AUTO.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto in accordance with the applicable provisions of the laws of the States of Illinois and Michigan do hereby agree as follows:

                  1. MERGER. ACME shall be merged with and into U.S. AUTO and U.S. Auto does hereby merge ACME with and into itself. On and after the effective date of this contemplated merger:

                  (a) U.S. AUTO shall be the Surviving Corporation, and shall continue to exist as a domestic corporation under the laws of Illinois, with all of the rights and obligations of such surviving domestic corporation as are provided by the Illinois Business Corporation Act, and especially Section 157.69 thereof.

                  (b) ACME, as constituent corporation, pursuant to the Michigan Business Corporation Act, and the Illinois Business Corporation Act, shall cease to exist (except as otherwise provided for specific purposes in such Act), and its property shall become the property of U.S. AUTO as the Surviving Corporation.

                  2. ARTICLES OF INCORPORATION; BY-LAWS. The Articles of Incorporation as amended by By-Laws of U.S. AUTO shall continue as the Articles of Incorporation and By-Laws of the Surviving Corporation.

                  3. DIRECTORS. The Directors of U.S. AUTO shall be the Directors of the Surviving Corporation until their successors are duly elected and qualified under the By-Laws of the Surviving Corporation.

                  4. SHARES OF SURVIVOR. Each common share of U.S. AUTO outstanding on the effective date of the merger shall thereupon, without further action, become one common share of the Surviving Corporation, without the issuance or exchange of new shares or share certificates.

                  5. CANCELLATION OF ACME SHARES. All authorized and outstanding common shares of ACME, such shares being owned in their entirety by U.S. AUTO, and all rights in respect thereof, shall be cancelled forthwith on the effective date of the merger, and the certificates representing such shares shall be surrendered and cancelled.

                  6. APPROVAL. This Agreement and Plan of Merger shall be submitted to the shareholders of U.S. AUTO and ACME for approval as required by the laws of Illinois and Michigan respectively. If and when such required approval is obtained, the proper officers of each corporation shall, and are hereby authorized and directed to, perform all such further acts and execute and deliver to the proper authorities for filing all documents, as the same may be necessary or property to render effective the merger contemplated by this Plan and Agreement.

         7. ABANDONMENT OF PLAN. Notwithstanding any of the provisions of this Agreement, the sole Director of U.S. AUTO at any time before or after approval by shareholders of either or both corporations, and prior to the effective date of the merger herein contemplated, and for any reason he may deem sufficient and proper, shall have the power and authority to abandon and refrain from making effective the contemplated merger as set forth herein; in which case this Plan and Agreement shall thereby by cancelled and become null and void.

         8. EFFECTIVE DATE. This merger shall be effective upon the date of filing with the Secretary of State of Illinois.

         IN WITNESS WHEREOF, U.S. AUTO and ACME has caused this Agreement to be executed in their corporate names by their respective officers and also by the sole director of each corporation on the 7th day of December, 1979.



                                             U.S. AUTO GLASS CENTERS, INC.



                                             By: /s/ Joseph Kellman
                                                 -------------------------------
                                                         President

Attest:


                                                 /s/ Joseph Kellman
                                             -----------------------------------
                                                     Its Sole Directors

/s/ [Illegible]
---------------------------------
    Assistant Secretary

                                             ACME GLASS, INCORPORATED



                                             By: /s/ Joseph Kellman
                                                 -------------------------------
                                                         President

Attest:


                                                 /s/ Joseph Kellman
                                             -----------------------------------
                                                     Its Sole Directors

/s/ [Illegible]
---------------------------------
    Assistant Secretary

                            Certificate Number: 3834

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE



               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         WHEREAS, Articles of Merger duly signed, and verified, of GLOBE GLASS OF ARKANSAS, INC., an Arkansas Corporation, MOBILE GLASS COMPANY, a California Corporation, TRI-STATE GLASS & TRIM CO., A, U.S. AUTO GLASS CENTER, INC., an Indiana Corporation, CENTRAL GLASS & TRIM COMPANY, a Missouri Corporation, U.S. AUTO GLASS CENTERS OF OHIO, INC., AN OHIO CORPORATION, GLASCO OF BRISTOL, INC., a Tennessee Corporation, ACME U.S. AUTO GLASS CENTERS, INC., a Texas Corporation, and GLOBE GLASS CO. OF WISCONSIN, INC., a Wisconsin Corporation, merged into U.S. AUTO GLASS CENTERS, INC., an Illinois Corporation, have been filed in the Office of the Secretary of State on the 16th day of December, A.D. 1974, as provided by "THE BUSINESS CORPORATION ACT" in force July 13, A.D. 1933, as amended;

         Now, therefore, I, MICHAEL J. HOWLETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of merger and attach thereto a copy of the Articles of Merger of the aforesaid CORPORATION.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois.

         Done at the City of Springfield this 16th day of December, A.D. 1974, and of the Independence of the United States the one hundred and 99th .

                                             Michael J. Howlett
                                             -----------------------------------
                                             Secretary of State

(SEAL)

ARTICLES OF MERGER                           4995-264-3
OF DOMESTIC AND FOREIGN                      Date Paid 12-16-94
CORPORATION                                  Filing Fee $550.00
                                             Clerk
------------------------------               -----------------------------------

TO:  MICHAEL HOWLETT, Secretary of State

                  The undersigned corporations, pursuant to Section 69a of "The Business Corporation Act" of the State of Illinois, hereby execute the following articles of merger:

                                   ARTICLE ONE

                  The names of the corporations proposing to merge and the names of the states under the laws of which such corporations are organized, are as follows:

       Name of Corporation                              State of Incorporation
       -------------------                              ----------------------

U.S. Auto Glass Centers, Inc.                                  Illinois

Globe Glass of Arkansas, Inc.                                  Arkansas

Mobile Glass Company                                           California

U.S. Auto Glass Centers, Inc.                                  Colorado

Tri-State Glass & Trim Co., a U.S. Auto
         Glass Center, Inc.                                    Indiana

Central Glass & Trim Service, Inc.                             Michigan

Allen Transfer Company                                         Missouri

U.S. Auto Glass Centers of OHIO, Inc.                          OHIO

Glasco of Bristol, Inc.                                        Tennessee

Acme U.S. Auto Glass Centers, Inc.                             Texas

Globe Glass Co. of Wisconsin, Inc.                             Wisconsin

                                   ARTICLE TWO

                  The laws of Illinois, Arkansas, California, Colorado, Indiana, Michigan, Missouri, OHIO, Tennessee, Texas and Wisconsin, the states under which such corporations are organized, permit such merger.

                                  ARTICLE THREE

                  The name of the surviving CORPORATION shall be U.S. AUTO GLASS CENTERS, INC., and it shall be governed by the laws of the State of Illinois.

                                  ARTICLE FOUR

                  The plan of merger is as follows:

                  A. The following corporations shall be merged into U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION:

                  Globe Glass of Arkansas, Inc., an Arkansas CORPORATION. Mobile Glass Company, a California CORPORATION.
                  U.S. Auto Glass Centers, Inc., a Colorado CORPORATION. Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc, an Indiana CORPORATION.
                  Central Glass & Trim Service, Inc., a Michigan CORPORATION. Allen Transfer Company, a Missouri CORPORATION.
                  U.S. Auto Glass Centers of OHIO, Inc., an OHIO CORPORATION. Glasco of Bristol, Inc., a Tennessee CORPORATION.
                  Acme U.S. Auto Glass Centers, Inc., a Texas CORPORATION. Globe Glass Co. of Wisconsin, Inc., a Wisconsin CORPORATION.

                  B. U.S. Auto Glass Centers, Inc. (Illinois); Globe Glass of Arkansas, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Colorado); Tri- State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana); Central Glass & Trim Service, Inc. (Michigan); Glasco of Bristol, Inc. (Tennessee); Acme U.S. Auto Glass Centers, Inc. (Texas); Globe Glass Co. of Wisconsin, Inc. (Wisconsin) shall become a single CORPORATION which shall be U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, the surviving CORPORATION. The separate existence of the Globe Glass of Arkansas, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Colorado); Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana); Central Glass & Trim Service, Inc. (Michigan); Allen Transfer Company (Missouri); U.S. Auto Glass Centers of OHIO, Inc. (OHIO); Glasco of Bristol, Inc. (Tennessee); Acme U.S. Auto Glass Centers, Inc. (Texas); and Globe Glass Co. of Wisconsin, Inc. (Wisconsin) shall cease, and the existence of U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, shall continue.

                  C. U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, shall possess all the rights, privileges, immunities and franchises, as well as of a public as of a private nature, of U.S. AUTO GLASS CENTERS, INC. (Illinois); Globe Glass of Arkansas, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Colorado); Tri- State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana); Central Glass & Trim Service, Inc. (Michigan); Glasco of Bristol, Inc. (Tennessee); Acme U.S. Auto Glass Centers, Inc. (Texas); and Globe Glass Co. of Wisconsin, Inc. (Wisconsin). All property, real, personal, or mixed, and all debts due on whatever account and all other __________ in action and all and every other interest of or belonging or due to Globe Glass of Arkansas, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Colorado); Tri-State Glass & Trim Coo., a U.S. Auto Glass Center, Inc. (Indiana); Central Glass & Trim Service, Inc. (Michigan); Allen Transfer Company (Missouri); U.S. Auto Glass Centers of OHIO, Inc. (OHIO); Globe Glass Co. of Wisconsin, Inc. (Wisconsin) shall be taken and deemed to be transferred and vested in U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, without further act or deed.

                  D. U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, shall become responsible and liable for all the liabilities and obligations of Globe Glass of Arkansas, Inc. (Arkansas); Mobile Glass Company (California); U.S. Auto Glass Centers, Inc. (Colorado); Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana); Central Glass & Trim Service, Inc. (Michigan); Allen Transfer Company (Missouri); U.S. Auto Glass Centers of OHIO, Inc. (OHIO); Glasco of Bristol, Inc. (Tennessee); Acme U.S. Auto Glass Centers, Inc. (Texas); and Globe Glass Co. of Wisconsin, Inc. (Wisconsin).

                  E. This merger shall be consummated as a non-taxable reorganization under the terms and provisions of Sections 354 through 375, both inclusive of the Internal Revenue Code, and under Regulation 1.3682 of the Internal Revenue Service Regulations and any other applicable sections of the Code or Regulations of the Internal Revenue Service.

                  F. Each of the following corporations:

                     Globe Glass of Arkansas, Inc. (Arkansas)
                     Mobile Glass Company (California)
                     U.S. Auto Glass Centers, Inc. (Colorado)
                     Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana)
                     Central Glass & Trim Service, Inc. (Michigan)
                     Allen Transfer Company (Missouri)
                     U.S. Auto Glass Centers of OHIO, Inc. (OHIO)
                     Glasco of Bristol, Inc. (Tennessee)
                     Acme U.S. Auto Glass Centers, Inc. (Texas)
                     Globe Glass Co. of Wisconsin, Inc. (Wisconsin)

are all wholly owned subsidiaries of U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, and upon the effective date of the merger all of the issued and outstanding shares of stock of:

                     Globe Glass of Arkansas, Inc. (Arkansas)
                     Mobile Glass Company (California)
                     U.S. Auto Glass Centers, Inc. (Colorado)
                     Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana)
                     Central Glass & Trim Service, Inc. (Michigan)
                     Allen Transfer Company (Missouri)

                     U.S. Auto Glass Centers of OHIO, Inc. (OHIO)
                     Glasco of Bristol, Inc. (Tennessee)
                     Acme U.S. Auto Glass Centers, Inc. (Texas)
                     Globe Glass Co. of Wisconsin, Inc. (Wisconsin)

shall be canceled.

                                  ARTICLE FIVE

                  Effective date of merger:

                  For all purposes of the laws of the State of Illinois, the merger provided for shall become effective and the separate existences of:

                     Globe Glass of Arkansas, Inc. (Arkansas)
                     Mobile Glass Company (California)
                     U.S. Auto Glass Centers, Inc. (Colorado)
                     Tri-State Glass & Trim Co., a U.S. Auto Glass Center, Inc. (Indiana)
                     Central Glass & Trim Service, Inc. (Michigan)
                     Allen Transfer Company (Missouri)
                     U.S. Auto Glass Centers of OHIO, Inc. (OHIO)
                     Glasco of Bristol, Inc. (Tennessee)
                     Acme U.S. Auto Glass Centers, Inc. (Texas)
                     Globe Glass Co. of Wisconsin, Inc. (Wisconsin)

except insofar as they may be continued by statute, shall cease as soon as these articles of merger shall be adopted, approved, and acknowledged in accordance with the laws of the State of Illinois and certificates of its adoption and approval shall have been executed in accordance with such laws and the articles of merger shall have been filed in and accepted by the office of the Secretary of State of the State of Illinois.

                                   ARTICLE SIX

                  The officers and directors of U.S. AUTO GLASS CENTERS, INC., an Illinois CORPORATION, shall continue after the merger as officers and directors of the surviving CORPORATION. On the effective date of the merger, the by-laws and purposes of U.S. AUTO GLASS CENTERS, INC. (Illinois) as presently enforced shall be the by-laws and purposes of the surviving CORPORATION until the same shall be altered, amended or repealed or until new by-laws and purposes shall be adopted.

                                  ARTICLE SEVEN

                  As to each CORPORATION, the number of shares outstanding and the number of and designation of the shares of any class entitled to vote as a class are:


--------------------------------------------------------------------------------------------------------
                                                          Total No. of     Designation of       No. of
                                         Total No. of        Shares        Class Entitled     Shares of
                                            Shares        Entitled to       to Vote as a      Such Class
Name of Corporation                      Outstanding          Vote         Class (If any)      (If any)
-------------------                      ------------     ------------     --------------     ----------
--------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers, Inc.
(Illinois)                                     250              250              None             None
--------------------------------------------------------------------------------------------------------
Globe Glass of Arkansas, Inc.
(Arkansas)                                     100              100              None             None
--------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers, Inc.
(Colorado)                                   1,500            1,500              None             None
--------------------------------------------------------------------------------------------------------
Tri-State Glass & Trim Co., a
U.S. Auto Glass Center, Inc.
(Indiana)                                      100              100              None             None
--------------------------------------------------------------------------------------------------------
Central Glass & Trim Service,
Inc. (Michigan)                                100              100              None             None
--------------------------------------------------------------------------------------------------------
Allen Transfer Company
(Missouri)                                   1,000            1,000              None             None
--------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers of
OHIO, Inc. (OHIO)                              100              100              None             None
--------------------------------------------------------------------------------------------------------
Glasco of Bristol, Inc.
(Tennessee)                               1,287,38         1,287.38              None             None
--------------------------------------------------------------------------------------------------------
Acme U.S. Auto Glass Centers,
Inc. (Texas)                                   100              100              None             None
--------------------------------------------------------------------------------------------------------
Globe Glass Co. of Wisconsin,
Inc. (Wisconsin)                               100              100              None             None
--------------------------------------------------------------------------------------------------------

                                  ARTICLE EIGHT

                  As to each CORPORATION, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:

---------------------------------------------------------------------------------------------------------------
                                         Total            Total
                                        Shares            Shares                        Shares          Shares
                                         Voted            Voted                          Voted           Voted
Name of Corporation                       For            Against          Class           For           Against
-------------------                    --------          -------          -----         ------          -------
---------------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers, Inc.
(Illinois)                                  250            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Globe Glass of Arkansas, Inc.
(Arkansas)                                  100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers, Inc.
(Colorado)                                1,500            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Tri-State Glass & Trim Co., a
U.S. Auto Glass Center, Inc.
(Indiana)                                   100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Central Glass & Trim Service,
Inc. (Michigan)                             100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Allen Transfer Company
(Missouri)                                1,000            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
U.S. Auto Glass Centers of
OHIO, Inc. (OHIO)                           100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Glasco of Bristol, Inc.
(Tennessee)                            1,287,38            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Acme U.S. Auto Glass Centers,
Inc. (Texas)                                100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------
Globe Glass Co. of Wisconsin,
Inc. (Wisconsin)                            100            None            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------

                                  ARTICLE NINE

         All provisions of the laws of the State of Illinois, Arkansas, California, Colorado, Indiana, Michigan, Missouri, OHIO, Tennessee, Texas and Wisconsin, applicable to the proposed merger have been complied with.

         IN WITNESS WHEREOF, each of the undersigned corporations has caused these articles of merger to be executed in its name by its president and its corporate seal to be hereunto affixed, attested by its secretary, this 4th day of December, 1974.

                                             U. S. AUTO GLASS CENTERS, INC.
                                                     (Illinois)

Attest:

   [ILLEGIBLE]                               By: /s/ Joseph Kellman
---------------------------------------          -------------------------------
                           Secretary                                President

                                             GLOBE GLASS OF ARKANSAS, INC.

Attest:

   [ILLEGIBLE]                               By: /s/ Joseph Kellman
---------------------------------------          -------------------------------
                           Secretary                                President

                                             MOBILE GLASS COMPANY

Attest:

   [Illegible]                               By: /s/ Joseph Kellman
---------------------------------------          -------------------------------
                           Secretary                                President

                                             U.S. AUTO GLASS CENTERS, INC.
                                                     (Colorado)

Attest:

   [Illegible]                               By: /s/ Joseph Kellman
---------------------------------------          -------------------------------
                           Secretary                                President

                                           TRI-STATE GLASS & TRIM CO., a
                                            U.S. Auto Glass Center, Inc.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           CENTRAL GLASS & TRIM SERVICE, INC.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           ALLEN TRANSFER COMPANY

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           U.S. AUTO GLASS CENTERS OF OHIO, INC.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           GLASCO OF BRISTOL, INC.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           ACME U.S. AUTO GLASS CENTERS, INC.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                              President

                                           GLOBE GLASS CO. OF WISCONSIN, INC.

Attest:

   [Illegible]                             By: /s/ Joseph Kellman
---------------------------------------        ---------------------------------
                           Secretary                                President


STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of U.S. AUTO GLASS CENTERS, INC. (Illinois), one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of GLOBE GLASS OF ARKANSAS, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of MOBILE GLASS COMPANY, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC


STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of U.S. AUTO GLASS CENTERS, INC. (Colorado), one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of TRI-STATE GLASS & TRIM CO., A U.S. Auto Glass Center, Inc., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC


STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of CENTRAL GLASS & TRIM SERVICE, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of ALLEN TRANSFER COMPANY, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC


STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of U.S. AUTO GLASS CENTERS OF OHIO, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of GLASCO OF BRISTOL, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC


STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of ACME U.S. AUTO GLASS CENTERS, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

STATE OF ILLINOIS)
COUNT OF COOK    )  SS.

         I, Patricia S. Stewart, a Notary Public do hereby certify that on the 4th day of December, 1974, personally appeared before me JOSEPH KELLMAN, who declares that he is the President of GLOBE GLASS CO. OF WISCONSIN, INC., one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity herein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                           /s/ Patricia Stewart
                                           -------------------------------------
                                           NOTARY PUBLIC

                            Certificate Number: 63179

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE



               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING

         WHEREAS, Articles of Incorporation duly signed and verified of U.S. AUTO GLASS CENTERS, INC. have been filed in the Office of the Secretary of State on the 10th day of January A.D. 1972, as provided by 'THE BUSINESS CORPORATION ACT" of Illinois in force July 13, A.D. 1933.

Now therefore, I, John W. Lewis, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, done at the City of Springfield this 10th day of January A.D. 1972 and of the Independence of the United States the one hundred and 96th


                                             /s/ John W. Lewis
                                             ----------------------------------
                                             Secretary of State

(SEAL)

                                  FORM B C A-47

            BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ
                CAREFULLY THE INSTRUCTIONS ON THE BACK THEREOF.

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,         )                (Do not write in this space)
                           )                Date Paid
COOK COUNTY                ) ss.            Initial License Fee  $
                           )                Franchise Tax     $
TO PAUL POWELL,            )                Filing Fee  $
Secretary of State:        )
                                            Clerk  $

The undersigned,

--------------------------------------------------------------------------------
                                                         Address
     Name                  Number            Street        City        State
--------------------------------------------------------------------------------

JACK A. COHON              208 South La Salle Street       Chicago     Illinois

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation hereby incorporated is: U.S. AUTO GLASS CENTERS, INC.

                                   ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 208 South La Salle Street, in the City of Chicago (60604) County of Cook and the name of its initial Registered Agent at said address is: JACK A. COHON

                                  ARTICLE THREE

The duration of the corporation is: Perpetual

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

         To engage in the business of buying, selling and installing glass, glass products and products related thereto.

         To enter into, make and perform contracts of any kind and description with any person, firm, association, corporation, municipality, state, government or dependency thereof.

















                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 1,000 divided into one classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

   Class        Series      Number of      Par value per share or statement that
               (If any)       Shares            shares are without par value


  Common         None         1,000                  $100.00 per share


PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

                                   ARTICLE SIX

         The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:


         Class of shares        Number of shares      Total consideration to be
                                                          received therefor:


             Common                    10                     $1,000.00
                                                              $
                                                              ---------


                                  ARTICLE SEVEN

         The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

         The number of directors to be elected at the first meeting of the shareholders is: one (1)

                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $__________ PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $__________
PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $__________ PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $__________

         NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in Article Nine need not be stated.

                         /s/ Jack A. Cohon             )
                         ------------------------------
                                 JACK A. COHON         )
                         ------------------------------
                         ______________________________) Incorporators
                         ______________________________)
                         ______________________________)
                         ______________________________)

         NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS        )
                         ) SS.
Cook County              )

         I, Beatrice Wolpe, A Notary Public, do hereby certify that on the 7th day of Jan. 1972 JACK A. COHON personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

         Place
(NOTARIAL SEAL)
         Here                                /s/ Beatrice Wolpe
                                             -----------------------------------
                                                        Notary Public

                                  FORM B C A-47

================================================================================

                            ARTICLES OF INCORPORATION

                         U. S. AUTO GLASS CENTERS, INC.

================================================================================

    The following fees are required to be paid at the time of issuing Certificate of Incorporation: Filing fee $75.00; Initial license fee of 50(cent) per $1,000.00 or 1/20th of 1% of the amount of stated capital and paid-in surplus of the corporation proposes to issue without further report (Article Six); Initial franchise tax of 1/10th of 1% of the issued, as above noted. However, the minimum initial franchise tax is $25.00 and varies monthly on $25,000, or less, as follows: January, $37.50; February, $35.42; March, $33.33; April, $31.25; May, $29.17;
    June, $27.08; July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov.,
    .6667; Dec., .5834.

    In excess of $25,000, the franchise tax per $1,000.00 is as follows:
    Jan., $1.50; Feb., 1.4167; March, 1.3334; April, 1.25; May, 1.1667;
    June, 1.0834; July, 1.00; Aug., .9167; Sept., .8334; Oct., .75; Nov.,
    .6667; Dec., .5834.

    All shares issued in excess of the amount mentioned in article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

    The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $75.00.



================================================================================

                            Certificate Number: 22063

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE



               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING

         WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of U.S. AUTO GLASS CENTERS, INC. have been filed in the Office of the Secretary of State on the 25th day of November A.D. 1974, as provided by 'THE BUSINESS CORPORATION ACT" of Illinois in force July 13, A.D. 1933.

Now therefore, I, Michael J. Howlett, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, done at the City of Springfield this 25th day of November A.D. 1974 and of the Independence of the United States the one hundred and 99th

                                             /s/ Michael J. Howlett
                                             -----------------------------------
                                             Secretary of State

(SEAL)

                                   FORM BCA-55



                                             (Do not write in this space)

                                             Date Paid
                                             Initial License Fee $
                                             Franchise Tax $
                                             Filing Fee $

                                             Clerk $


                               (File in Duplicate)

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                          U.S. AUTO GLASS CENTERS, INC.
                          -----------------------------
                             (Exact Corporate Name)

To Michael J. Howlett
Secretary of State
Springfield, Illinois

         The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

                  ARTICLE FIRST:  The name of the corporation is:

                           U.S. AUTO GLASS CENTERS, INC.

                  ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

                  ARTICLE FOUR is hereby amended to read as follows:

         The purpose or purposes for which the corporation is organized are: To buy, sell, manufacture and exchange glass and glass products, and to engage in the general glass business;

to buy, sell, manufacture and deal with all materials and products of any character useful in the operation of a general glass business; to buy, sell, manufacture and deal with automobile parts and hardware.

         To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign, and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

         To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association, or corporation.

         To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

         In general to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Illinois upon corporations formed under the Business Corporation Act of the State of Illinois, and to do all of the things hereinbefore set forth.

         To enter into the business of the transportation of property by motor vehicle for hire. To transport motor vehicles from the place of business of its customers to the various business locations of this corporation. to apply for and obtain from the proper governmental authorities any and all necessary certificates and licenses to enable this corporation to engage in the activities set forth in this paragraph.

(Disregard separation into classes     ARTICLE THIRD: The number of shares of
if class voting does not apply to      the corporation outstanding at the time
the amendment voted on.)               of the adoption of said amendment was Ten
                                       (10); and the number of shares of each
                                       class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                             CLASS        NUMBER OF SHARES

(Disregard separation into classes     ARTICLE FOURTH: The number of shares voted for said
if class voting does not apply to      amendment or amendments was ten (10); and the number of
the amendment voted on.)               shares voted against said amendment or amendments was
                                       None. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments,
                                       respectively, was:

                                                CLASS          NUMBER OF SHARES VOTED
                                                               FOR           AGAINST

(Disregard these items unless the      Item 1. On the date of the adoption of this amendment,
amendment restates the articles of     restating the articles of incorporation, the corporation had
incorporation.)                        ____ shares issued, itemized as follows:

                                       CLASS   SERIES        NUMBER OF       PAR VALUE PER SHARE
                                               (IF ANY)       SHARES         OR STATEMENT THAT SHARES
                                                                             ARE WITHOUT PAR VALUE

                                       Item 2. On the date of the adoption of this amendment
                                       restating the articles of incorporation, the corporation had a stated capital of $__________ and a paid-in surplus of
                                       $__________ or a total of $__________.

(Disregard this Article where this     ARTICLE FIFTH: The manner in which the exchange,
amendment contains no such             reclassification, or cancellation of issued shares, or a reduction
provisions.)                           of the number of authorized shares of any class below the
                                       number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph where        ARTICLE SIXTH: Paragraph 1:  The manner in which said
amendment does not affect stated       amendment or amendments effect a change in the amount of
capital or paid-in surplus.)           stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph where        Paragraph 2:  The amounts of stated capital and of paid-in
amendment does not affect stated       surplus as changed by this amendment are as follows:
capital or paid-in surplus.)
                                           BEFORE AMENDMENT                          AFTER AMENDMENT

                                       STATED CAPITAL .........$                     $
                                       PAID-IN SURPLUS ........$                     $

   IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its names by its __________ President, and its corporate seal to be hereto affixed, attested by its Secretary, this 8th day of November, 1974.

                                             U.S.A. AUTO GLASS CENTERS, INC.
                                             -----------------------------------
                                                   (Exact Corporate Name)

                                             By /s/ Joseph Kellman
                                                --------------------------------
                                                         President

               Place
         (CORPORATE SEAL)
               Here

ATTEST:

   [Illegible]
-----------------------------------
       Its          Secretary


STATE OF       Illinois
        ---------------------------
                                      ss.

COUNTY OF   Cook
         --------------------------

   I, Beatrice Wolpe, a Notary Public, do hereby certify that on the 8th day of November, 1974, Joseph Kellman personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

   IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                             /s/ Beatrice Wolpe
                                             -----------------------------------
                                                              Notary Public

               Place
         (NOTARIAL SEAL)
               Here

                            Certificate Number: 15946

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE




               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING

   WHEREAS, Articles of Merger, duly signed and verified of U.S. AUTO GLASS CENTERS, INC. incorporated under the laws of the State of Illinois have been filed in the Office of the Secretary of State provided by the "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.

Now therefore, I, Alan J. Dixon, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Application of the aforesaid corporation.

   IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, done at the City of Springfield this 21st day of January A.D. 1980 and of the Independence of the United States the one hundred and 4th

                                             /s/ Alan J. Dixon
                                             -----------------------------------
                                             Secretary of State

(SEAL)

                                  FORM BCA-66A

ARTICLES OF MERGER
   OF SUBSIDIARY
   CORPORATIONS

(Strike out inapplicable words)

To JOHN W. LEWIS, Secretary of State,

         The undersigned corporation, pursuant to Section 66A of "The Business Corporation Act" of the State of Illinois, hereby executed the following articles of merger:

                                   ARTICLE ONE

         The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

         Name of Corporation                     State of Incorporation

U.S. Auto Glass Centers, Inc.                             Illinois
------------------------------                   ------------------------------

Acme Glass, Incorporated                                  Michigan
------------------------------                   ------------------------------


------------------------------                   ------------------------------


------------------------------                   ------------------------------

                                   ARTICLE TWO

         The laws of Illinois and Michigan the State under which such corporations are organized, permit such merger.

                                  ARTICLE THREE

         The name of the surviving corporation shall be U.S.A. Auto Glass Centers, Inc. and it shall be governed by the laws of the State of Illinois.

                                  ARTICLE FOUR

         The plan of merger is as follows:

                  The plan of merger is set forth in the Joint Plan of Merger and Agreement of Merger which is attached hereto and made a part hereof.